CERTIFICATIONS PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, David B. Perkins, Principal Executive Officer of Hatteras Multi-Strategy TEI Institutional Fund, L.P., certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ David B. Perkins

David B. Perkins, President

(Principal Executive Officer)

Date: June 7, 2010

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 u.s.c. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

I, R. Lance Baker, Principal Financial Officer of Hatteras Multi-Strategy TEI Institutional Fund, L.P., certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ R. Lance Baker

R. Lance Baker, Treasurer

(Principal Financial Officer)

Date: June 7, 2010

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 u.s.c. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Hatteras Multi-Strategy TEI Institutional Fund, LP and will be retained by Hatteras Investment Partners LLC, and furnished to the Securities and Exchange Commission or its staff upon request.